Filed under Rule 497(e) and 497(k)

Registration No. 333-53589

VALIC Company II

Socially Responsible Fund

(the “Fund”)

Supplement dated May 14, 2019, to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated January 1, 2019, as supplemented and amended to date

At a meeting held on April 29-30, 2019, the Board of Trustees of VALIC Company II approved a change of the Fund’s name from the Socially Responsible Fund to the U.S. Socially Responsible Fund. Accordingly, effective on or about June 4, 2019, all references to “Socially Responsible Fund” will be deleted and replaced by “U.S. Socially Responsible Fund.”

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.